UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Bow River Capital Evergreen Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Bow River Capital Evergreen Fund

July [   ], 2026

Dear Shareholder,

The Bow River Capital Evergreen Fund (the “Fund”) will hold a Special Meeting of Shareholders on [August 31], 2026 at the offices of Faegre Drinker Biddle & Reath LLP, 1144 15th Street, Suite 3400, Denver, Colorado 80202 (the “Special Meeting”). During the Special Meeting, Shareholders will vote on the following proposals (each a “Proposal” and, collectively, the “Proposals”):

Proposal 1: To approve a new investment advisory agreement (“New Advisory Agreement”) with New York Life Investment Management LLC (the “New Adviser” or “NYLIM”) that will replace the current investment advisory agreement (“Existing Advisory Agreement”) with Bow River Advisers, LLC (the “Existing Adviser”).

Proposal 2: To approve a new sub-advisory agreement (“New Sub-Advisory Agreement”) between NYLIM and Apogem Capital LLC (the “Sub-Adviser” or “Apogem”) that will replace the current investment consultant agreement between the Existing Adviser and Apogem (“Existing Investment Consultant Agreement”).

Proposal 3: To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

New York Life Investment Management Holdings LLC (“NYLIM Holdings”), a Delaware limited liability company previously acquired a minority interest in the issued and outstanding membership interests of the Existing Adviser and as discussed in more detail in the accompanying proxy statement, it now seeks to acquire the remaining interests pursuant to a Sale and Purchase Agreement dated as of July 9, 2026 (the “Agreement”). Pursuant to such Agreement, NYLIM Holdings will acquire the remaining membership interests in the Existing Adviser, and as a result, the Existing Adviser will be merged with Apogem, which is wholly-owned by NYLIM Holdings, an affiliate of NYLIM (the “Transaction”). Upon the Closing (defined below), the Existing Adviser’s current portfolio management team and key personnel will continue to manage the Fund but will do so as employees of Apogem, the proposed Sub-Adviser, which will provide services pursuant to the New Sub-Advisory Agreement. The Transaction is expected to close on or about [   ], 2026 (the “Closing”).

The Fund is subject to the Investment Company Act of 1940, as amended (“1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser (i.e., a change in control). The Transaction will result in a change of control of the Existing Adviser as defined by the 1940 Act; and consequently, in accordance with the 1940 Act, each of the Existing Advisory Agreement and the Existing Investment Consultant Agreement will automatically terminate.

Therefore, the Fund is seeking shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreement (together, the “New Advisory Agreements”). All material terms will remain unchanged from the Existing Advisory Agreement, but advisory services will be provided by NYLIM pursuant to the New Advisory Agreement. Additionally, the Existing Adviser’s current portfolio management team and key personnel will continue to manage the Fund but will do so as employees of Apogem, and as a result, the scope of services provided by Apogem pursuant to the New Sub-Advisory Agreement will differ from those it currently provides and be discretionary.

If approved, the New Advisory Agreements would become effective as of the Closing and will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees (the “Board”).

In anticipation of the completion of the Transaction and related events, the trustees of the Board who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”) requested and received information and materials from the Existing Adviser regarding the Transaction. On May 21, 2026, the Board unanimously approved the New Advisory Agreements.

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In order to protect the Fund against disruption of investment services in the event the shareholders had not approved the New Advisory Agreements prior to the date of the Closing, the Board also unanimously approved on May 21, 2026, (i) an interim advisory agreement with NYLIM (the “Interim Advisory Agreement”) that will allow the New Adviser to advise the Fund for up to 150 days after the date of the Closing or until the New Advisory Agreement is approved by shareholders, if sooner, and (ii) an interim sub-advisory agreement between NYLIM and Apogem (the “Interim Sub-Advisory Agreement”, together with the Interim Advisory Agreement, the “Interim Agreements”) that will allow Apogem to provide sub-advisory services to the New Adviser with respect to the Fund for up to 150 days after the date of the Closing or until the New Sub-Advisory Agreement is approved by shareholders, if sooner.

As further explained in the enclosed proxy, fees payable under the Interim Agreements will be put into an interest-bearing escrow account with the Fund’s custodian or a bank until shareholders approve the New Advisory Agreements. If approved by shareholders, (i) the New Advisory Agreement will allow NYLIM to serve as the Fund’s new adviser under terms that are the same, in all material respects, as the Existing Advisory Agreement except that there will be a new initial term and services will be provided by NYLIM and (ii) the New Sub-Advisory Agreement will allow Apogem to serve as the Fund’s new sub-adviser. NYLIM and Apogem will assume its responsibilities under the New Advisory Agreement and New Sub-Advisory Agreement, respectively, upon shareholder approval of the New Advisory Agreements.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” THE PROPOSALS.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. To assure your representation at the Special Meeting, please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card. If you have any questions regarding the issues to be voted on or need assistance with voting your shares, please contact Okapi Partners LLC, the Fund’s proxy solicitor, toll-free at (844) 343-2643. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m., Eastern Time.

Sincerely,

/s/ Jeremy Held
Jeremy Held
President & Interested Trustee
Bow River Capital Evergreen Fund

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Bow River Capital Evergreen Fund

205 Detroit Street, Suite 800
Denver, CO 80206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held [August 31], 2026

The Bow River Capital Evergreen Fund (the “Fund”) will host a Special Meeting of Shareholders on [August 31], 2026 at the offices of Faegre Drinker Biddle & Reath LLP, 1144 15th Street, Suite 3400, Denver, Colorado 80202, at [   ] Mountain Time (the “Special Meeting”). This Special Meeting of the Fund is being held so that shareholders can consider the following:

Proposal 1: To approve a new investment advisory agreement (“New Advisory Agreement”) with New York Life Investment Management LLC (“NYLIM”) that will replace the current investment advisory agreement (“Existing Advisory Agreement”) with Bow River Advisers, LLC (the “Existing Adviser”).

Proposal 2: To approve a new sub-advisory agreement (“New Sub-Advisory Agreement”) between NYLIM and Apogem Capital LLC (“Apogem”) that will replace the current investment consultant agreement between the Existing Adviser and Apogem (“Existing Investment Consultant Agreement”).

Proposal 3: To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS TO APPROVE THE NEW ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT. THESE APPROVALS ARE BEING PROPOSED BECAUSE THE CONSUMMATION OF A TRANSACTION IN WHICH New York Life Investment Management HOLDINGS LLC WILL ACQUIRE THE REMAINING MEMBERSHIP INTERESTS IN the Existing Adviser, RESULTING IN THE TERMINATION OF THE EXISTING ADVISORY AGREEMENT AND EXISTING INVESTMENT CONSULTANT AGREEMENT. APPROVAL OF THE PROPOSALS WILL NOT RESULT IN AN INCREASE IN THE FUND’S ADVISORY FEE RATE.

Shareholders of record of the Fund at the close of business on the Record Date, [   ], 2026 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about [     ], 2026 to such shareholders of record.

By Order of the Board of Trustees,

Jeremy Held
President and Interested Trustee

July [   ], 2026

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

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IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on (i) a new investment advisory agreement (“New Advisory Agreement”) with New York Life Investment Management LLC (the “New Adviser” or “NYLIM”) that will replace the current investment advisory agreement (“Existing Advisory Agreement”) with Bow River Advisers, LLC (the “Existing Adviser”), and (ii) a new sub-advisory agreement (“New Sub-Advisory Agreement”) between NYLIM and Apogem Capital LLC (the “Sub-Adviser” or “Apogem”) that will replace the current investment consultant agreement between the Existing Adviser and Apogem (“Existing Investment Consultant Agreement”).

New York Life Investment Management Holdings LLC (“NYLIM Holdings”), a Delaware limited liability company previously acquired a minority interest in the issued and outstanding membership interests of the Existing Adviser and it now seeks to acquire the remaining interests pursuant to a Sale and Purchase Agreement dated as of July 9, 2026 (the “Agreement”). Pursuant to such Agreement, NYLIM Holdings will acquire the remaining membership interests in the Existing Adviser, and as a result, the Existing Adviser will be merged with Apogem, which is wholly-owned by NYLIM Holdings, an affiliate of NYLIM (the “Transaction”). Upon the Closing (defined below), the Existing Adviser’s current portfolio management team and key personnel will continue to manage the Fund but will do so as employees of Apogem, the proposed Sub-Adviser, which will provide services pursuant to the New Sub-Advisory Agreement. The Transaction is expected to close on or about [   ], 2026 (the “Closing”) and the consummation of such Transaction will result in an assignment of the Existing Advisory Agreement pursuant to the Investment Company Act of 1940, as amended (“1940 Act”).

After the Closing of the Transaction and subject to shareholder approval, (i) NYLIM will become the Fund’s investment adviser pursuant to the New Advisory Agreement, which has terms that remain materially the same as the Existing Advisory Agreement, but will have a new term and advisory services will be provided by NYLIM, and (ii) the Fund’s current portfolio management team of the Existing Adviser will continue to manage the Fund but will do so as employees of Apogem, which will provide services pursuant to the New Sub-Advisory Agreement. There are no proposed changes to the Fund’s investment strategy, and the current investment team will continue to be responsible for all of the Fund’s investment decision making, including but not limited to the Fund’s asset allocation, portfolio construction, cash flow planning and liquidity management, as well as investment origination, underwriting and selection.

Apogem is a private markets investment platform with 35 years of experience and approximately $44 billion in assets under management as of March 31, 2026. Apogem has deployed more than $100 billion across more than 4,400 private equity and private credit transactions since 1991 and maintains more than 320 active private equity sponsor relationships. Apogem has more than 45 private equity-focused investment professionals with the senior team averaging more than 20 years of experience. The Existing Adviser and Apogem investment teams have been working together since shareholders approved Apogem as an investment consultant in 2024.

While the current investment strategy and portfolio management team will remain unchanged, the Existing Adviser believes that the Transaction will serve to increase the number of investment opportunities that are available to the Fund and further enhance the Fund’s ability to deploy capital consistent with its current investment strategy. Furthermore, the Existing Adviser believes the transaction will add legal, operational and compliance capabilities to the Fund that are additive to the Fund’s current resources.

Under federal securities law and the terms of the Existing Advisory Agreement, a change of control results in the termination of the Existing Advisory Agreement and a corresponding termination of the Existing Investment Consultant Agreement. In order to protect the Fund against disruption of investment services upon consummation of the Transaction, the Fund is seeking shareholder approval of (i) the New Advisory Agreement to allow NYLIM to serve as the Fund’s new adviser under terms that are the same, in all material respects, as the Existing Advisory Agreement except that there will be a new initial term and services will be provided by NYLIM and (ii) the New Sub-Advisory Agreement to allow Apogem to serve as the Fund’s new sub-adviser. If approved, each of the New Advisory Agreement and the New Sub-Advisory Agreement would become effective as of the Closing and will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees (the “Board”).

i

Q.	Will the Transaction change the Fund’s day-to-day management?

A.	While NYLIM will be the Fund’s new adviser and Apogem will be the Fund’s sub-adviser and be responsible for the Fund’s management and day-to-day operations, the Fund’s existing trustees will continue to serve in their current roles and there is not expected to be any change in the personnel providing portfolio management services to the Fund (albeit the portfolio management team of the Existing Adviser will become Apogem employees).

Q.	Will the Transaction change how the Fund is managed?

A.	No, the Fund’s investment objective, principal investment strategies and policies, risks and fundamental policies will remain unchanged as a result of the entry into the New Advisory Agreement and the New Sub-Advisory Agreement. However, it is expected that the Fund will be renamed to: “Apogem Evergreen Fund.”

Q.	Will the investment services provided to the Fund change as a result of the Transaction?

A.	The investment services will not change but such services will be provided by, in the case of investment advisory services, a different entity. NYLIM will provide investment management services pursuant to the New Advisory Agreement and as further explained below, the Existing Adviser’s current portfolio management team and key personnel will continue to manage the Fund but will do so as employees of Apogem, and as a result, the scope of services provided by Apogem pursuant to the New Sub-Advisory Agreement will differ from those it currently provides and be discretionary. Since it is expected that the Fund’s current portfolio management team will become employees of Apogem, the individuals providing day-to-day portfolio management services are not expected to change. The Fund’s current investment team will continue to be responsible for all of the Fund’s investment decision making, including but not limited to the Fund’s asset allocation, portfolio construction, cash flow planning and liquidity management, as well as investment origination, underwriting and selection, but as employees of Apogem.

Q.	Will the investment advisory fee rate be the same upon approval of the New Advisory Agreement?

A.	Yes, the Fund currently pays the Existing Adviser a monthly investment advisory fee equal to 1.75% on an annualized basis of the Fund’s average daily Managed Assets during such period and the Fund will pay NYLIM an investment advisory fee that will be identical under the New Advisory Agreement. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

Q.	Will the Expense Limitation and Reimbursement Agreement remain in place?

A.	Yes, upon termination of the Existing Advisory Agreement, the “Current Expense Agreement,” as defined below, will also terminate. Pursuant to the Current Expense Agreement, the Existing Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Fund’s aggregate monthly ordinary operating expenses, excluding certain “Specified Expenses” listed below, borne by the Fund in respect of each Class of Shares to an amount not to exceed 0.50%, on an annualized basis, of the Fund’s month-end net assets (the “Expense Cap”) through December 29, 2027. The Current Expense Agreement automatically renews for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Current Expense Limitation Agreement may be terminated by the Fund’s Board upon thirty days’ written notice to the Existing Adviser.

If the Fund’s aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any month exceed the Expense Cap applicable to that Class of Shares, the Existing Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Existing Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Current Expense Limitation Agreement. To the extent that the Existing Adviser waives its Management Fee and/or reimburses expenses, the Existing Adviser may, for a period not to exceed three years from the date on which a Waiver is made, recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Specified Expenses that are not covered by the Current Expense Limitation Agreement and are therefore borne by shareholders of the Fund include: (i) the Management Fee; (ii) all fees and expenses of Fund Investments (as defined in the Prospectus) (including any underlying fees of the Fund Investments (the “Acquired Fund Fees and Expenses”)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets (as defined in the Prospectus) and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of shareholders.

If the Fund enters into the New Advisory Agreement, then the New Adviser has agreed to enter into a new expense limitation agreement with the Fund on identical terms and conditions as the Current Expense Agreement. The new expense limitation agreement will be subject to Board approval and may be terminated by the Fund’s Board upon thirty days’ written notice to the New Adviser. If the expense limitation agreement were to be terminated, the total expenses of the Fund could increase.

Q.	Will the sub-advisory fee rate paid pursuant to the New Sub-Advisory Agreement be the same upon approval as the current fee paid under the Existing Investment Consultant Agreement?

A.	Apogem is currently paid out of the management fee of the Existing Adviser and will be paid out of the management fee of the New Adviser. The New Adviser will be paid by the Fund and that fee will not change under the New Sub-Advisory Agreement.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs will be borne equally by the Existing Adviser and NYLIM out of its own resources.

Q.	What will happen if shareholders of the Fund do not approve the New Advisory Agreement and the New Sub-Advisory Agreement?

A.	If the Fund’s shareholders do not approve the proposals, the Interim Agreements will allow the New Adviser to serve as the adviser to the Fund and the New Sub-Adviser to serve as sub-adviser for up to 150 days following Closing or until the New Advisory Agreement and New Sub-Advisory Agreement are approved by shareholders, if sooner. Accordingly, the Board urges you to vote without delay in order to avoid potential disruption to the Fund that could occur if shareholder approval is not obtained in that time.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board, including all of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) recommend that you vote in favor of the proposals to approve the New Advisory Agreement and the New Sub-Advisory Agreement.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposals. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or by returning your paper proxy card by mail, as described below) must be received by the Fund by 11:59 p.m. Eastern Time on [ ], 2026.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “Record Date,” which was [ ], 2026 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

•	Through the Internet. Please follow the instructions on your proxy card.

•	By telephone, with a toll-free call to the phone number indicated on the proxy card.

•	By mailing in your proxy card using the accompanying postage-paid envelope.

•	In person at the Special Meeting at the offices of Faegre Drinker Biddle & Reath LLP on [August 31], 2026.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

Q.	Whom should I contact for additional information or if I have any questions about this Proxy Statement?

If you have any questions regarding the issues to be voted on or need assistance with voting your shares, please contact Okapi Partners LLC, the Fund’s proxy solicitor, toll-free at (844) 343-2643. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m., Eastern Time.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority — for example, “Mary Smith, Custodian.”

Bow River Capital Evergreen Fund

205 Detroit Street, Suite 800
Denver, CO 80206

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
[August 31], 2026

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Bow River Capital Evergreen Fund (the “Fund”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund. The following table identifies the proposals set forth in this proxy statement.

Proposal Number	Proposal Description
1	To approve a new investment advisory agreement (“New Advisory Agreement”) with New York Life Investment Management LLC (the “New Adviser” or “NYLIM”) that will replace the current investment advisory agreement (“Existing Advisory Agreement”) with Bow River Advisers, LLC (the “Existing Adviser”).
2	To approve a new sub-advisory agreement (“New Sub-Advisory Agreement”) between NYLIM and Apogem Capital LLC (the “Sub-Adviser” or “Apogem”) that will replace the current investment consultant agreement between the Existing Adviser and Apogem (“Existing Investment Consultant Agreement”).
3	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

You will find this proxy statement divided into five parts:

Part 1	Provides details on the proposal to approve the New Advisory Agreement (see page 2)
Part 2	Provides details on the proposal to approve the New Sub-Advisory Agreement (see page 9)
Part 3	Provides information about ownership of shares of the Fund (see page 15)
Part 4	Provides information on proxy voting and the operation of the Special Meeting (see page 16)
Part 5	Provides information on other matters (see page 18)

Please read the proxy statement before voting on the proposals. If you have any questions regarding this proxy statement or need assistance with voting your shares, please contact Okapi Partners LLC, the Fund’s proxy solicitor, toll-free at (844) 343-2643. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m., Eastern Time.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about [    ], 2026.

Shareholders of record of the Fund at the close of business on the Record Date, [   ], 2026, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may obtain a copy of a report through the Fund’s website at https://www.bowriverevergreen.com/. You may also request a report by calling toll-free at (888) 330-3350.

Important Notice Regarding the Availability of Materials
for the Shareholder Meeting to be Held on [August 31], 2026

The proxy statement for the Special Meeting is available at
www.OkapiVote.com/BowRiver

PART 1

DESCRIPTION OF PROPOSAL 1
APPROVAL OF A NEW ADVISORY AGREEMENT

Introduction

The Special Meeting is being called to consider proposals necessitated by the proposed investment transaction between New York Life Investment Management Holdings LLC (“NYLIM Holdings”) and the Existing Adviser, pursuant to which NYLIM Holdings will acquire all issued and outstanding membership interests of Bow River Advisers, LLC (the “Existing Adviser”) (the “Transaction”) and will result in the Existing Adviser being merged with Apogem and the Existing Adviser’s current portfolio management team and key personnel becoming employees of Apogem, the proposed Sub-Adviser. The Transaction is expected to close on or about [   ], 2026 (the “Closing”). The Transaction will cause the Existing Advisory Agreement to automatically terminate, effective as of the Closing. Consequently, shareholders are being asked to vote on a proposal to approve the New Advisory Agreement with NYLIM that will replace the Existing Advisory Agreement.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement with respect to services provided by the adviser, but such advisory services will be provided by NYLIM pursuant to the New Advisory Agreement and not the Existing Adviser. In addition, the advisory fees payable to NYLIM by the Fund under the New Advisory Agreement are identical to the advisory fees payable to the Existing Adviser under the Existing Advisory Agreement. See “Terms of the Existing and New Advisory Agreements.”

Your approval of the New Advisory Agreement would not result in any change in the Fund’s advisory fee rate.

Information About New York Life Investment Management LLC

New York Life Investment Management LLC (“NYLIM”) is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NYLIM is wholly-owned by New York Life Investments, which is wholly-owned by New York Life Insurance Company, and is an affiliate of Apogem. Under the New Advisory Agreement, NYLIM will have responsibility for the overall management of the Fund, including the management of the Fund’s business affairs and providing day-to-day administrative services to the Fund. The principal office of NYLIM is located at 51 Madison Avenue, New York, New York 10010. As of March 31, 2026, NYLIM had approximately $807 billion in assets under management.

NYLIM does not manage any other registered investment company with similar investment strategies and objectives to the Fund’s.

The Transaction

NYLIM Holdings LLC (“NYLIM Holdings”) previously acquired a minority interest in the issued and outstanding membership interests of the Existing Adviser and such agreement provided NYLIM Holdings with the option to purchase additional membership interests in the future. NYLIM Holdings has determined to exercise that option and on July 9, 2026, the Existing Adviser entered into a Sale and Purchase Agreement (the “Agreement”) with NYLIM Holdings pursuant to which NYLIM Holdings will acquire all of the issued and outstanding membership interests of the Existing Adviser. Pursuant to such Agreement, NYLIM Holdings will acquire the remaining membership interests in the Existing Adviser and as a result, the Existing Adviser will be merged with Apogem, which is wholly-owned by NYLIM Holdings, an affiliate of NYLIM (the “Transaction”). Upon the Closing (defined below), the Existing Adviser’s current portfolio management team and key personnel will continue to manage the Fund but will do so as employees of Apogem, the proposed Sub-Adviser, which will provide services pursuant to the New Sub-Advisory Agreement. The Transaction is expected to close on or about [   ], 2026 (the “Closing”). Fund management believes that merging the Fund’s current investment team with Apogem should serve to increase the number of investment opportunities that are available to the Fund and further enhance the Fund’s ability to deploy capital consistent with its current investment strategy. The current investment team will continue to be responsible for all of the Fund’s investment decision making, including but not limited to the Fund’s asset allocation, portfolio construction, cash flow planning and liquidity management, as well as investment origination, underwriting and selection.

The Fund is subject to the Investment Company Act of 1940, as amended (“1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” The completion of the Transaction would result in an “assignment” of the Existing Advisory Agreement and consequently, in accordance with the 1940 Act, and the terms of the Existing Advisory Agreement, the Existing Advisory Agreement will automatically terminate upon consummation of the Transaction.

Terms of the Agreement

The following are the material terms of the Transaction considered relevant to the Fund:

On July 9, 2026, the Existing Adviser entered into an Agreement with NYLIM Holdings, pursuant to which NYLIM Holdings will acquire all issued and outstanding membership interests of the Existing Adviser.

Following the Transaction, the Existing Adviser’s portfolio management team and key personnel will become employees of Apogem, the proposed Sub-Adviser.

Investment Not Expected to Adversely Affect the Fund

It is anticipated that the Transaction will not result in any change in the services provided to the Fund or diminish in any way the level of investment advisory services that are provided to the Fund under the Existing Advisory Agreement. Following the Transaction, NYLIM will provide identical investment advisory services under the New Advisory Agreement and it is expected that the Fund will continue to be managed by the same portfolio management team, albeit as employees of Apogem.

Impact of the Transaction on the Fund’s Advisory Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve a proposed New Advisory Agreement with the New Adviser. The consummation of the Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Existing Advisory Agreement. As required by the 1940 Act, the Existing Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Advisory Agreement will terminate upon the Closing and the New Advisory Agreement is necessary to maintain investment services to the Fund following the Closing. If the Fund’s shareholders do not approve the proposal, the Interim Agreement will allow the New Adviser to serve as the adviser to the Fund for up to 150 days following the date of the Closing or until the New Advisory Agreement is approved by shareholders, if sooner. See “The Interim Agreement”, below.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees (the “Board”) is recommending that shareholders vote to approve the New Advisory Agreement with NYLIM.

At a meeting of the Board held in-person on May 21, 2026, the entire Board, including all of the Independent Trustees, discussed and approved the New Advisory Agreement between NYLIM and the Fund, as well as the Interim Agreement (defined below), and determined to recommend that Shareholders approve the New Advisory Agreement. In considering information relating to the approval of the New Advisory Agreement and Interim Agreement, the Board and the Independent Trustees received assistance and advice from its independent legal counsel who had provided the Board with a written description of their responsibilities in considering each of the New Advisory Agreement and Interim Agreement.

In advance of the May 21, 2026 meeting, at which the Board approved the New Advisory Agreement, the Board met virtually on May 8, 2026 with independent legal counsel and representatives from the New Adviser to discuss and ask questions regarding certain materials that had been furnished by the New Adviser with respect to the New Advisory Agreement and Interim Agreement, as well as the Transaction. The Board then held an in-person meeting on May 21, 2026, where the Trustees further discussed all of the materials provided by NYLIM in response to the information request submitted by independent legal counsel, on behalf of the Independent Trustees. The Trustees also discussed the Transaction with representatives of both the Existing Adviser and NYLIM, including the strategic rationale for the Transaction. In addition, at the May 21, 2026 in-person Board meeting, the Independent Trustees met in executive sessions with their independent legal counsel, at which no representative of either the Existing Adviser or NYLIM was present.

In making the decision to approve each agreement, the Independent Trustees gave attention to all information furnished. The following discussion identifies the material factors taken into account by the Board in approving the New Advisory Agreement. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

The nature, extent, and quality of services to be provided to the Fund by NYLIM. The Board considered the materials provided describing the services to be provided by NYLIM to the Fund, as well their conversations with both the Existing Adviser and NYLIM. In reviewing the nature, extent, and quality of services to be provided to the Fund, the Board considered, among other things: that the New Advisory Agreement will be identical to both the Existing Advisory Agreement and the Interim Agreement (except for certain provisions contained in the Interim Agreement that are different, as required by law) and that the advisory services provided and the current portfolio management team is not expected to change as a result of the Transaction. Further, the Board considered that the Fund’s current portfolio management team is expected to continue to manage the Fund but will do so as employees of Apogem, which will provide services to the Fund pursuant to the New Sub-Advisory Agreement (as discussed below). The Board also considered that NYLIM, serving as the Fund’s new adviser, and Apogem, serving as the Fund’s sub-adviser, will provide the same advisory services to the Fund for the same overall investment management fee as the Existing Adviser subject to the oversight of the Board of Trustees, and there would not be any detrimental effects to the management of the Fund.

Based on its consideration and review of the foregoing and other information, the Board determined that the Fund was likely to benefit from the nature, extent, and quality of services to be provided by NYLIM, as well as NYLIM’s ability to render such services.

Comparison of the fees to be charged by NYLIM. The Board considered NYLIM’s proposed advisory fee structure, noting that NYLIM did not manage any other products with similar investment objectives and strategies of the Fund as a whole, but that the proposed advisory fee structure was identical to the structure under the Existing Advisory Agreement. The Board noted that NYLIM would be entitled to compensation, at a monthly rate of 1.75% on an annualized basis of the Fund’s average daily Managed Assets (as defined in Exhibit A) during such period. The Board also noted that NYLIM had agreed to maintain an expense limitation and reimbursement agreement with the Fund, pursuant to which NYLIM agrees to waive fees that NYLIM would otherwise be paid, and/or to assume expenses of the Fund if required to ensure the Fund’s aggregate monthly ordinary operating expenses, excluding certain “Specified Expenses” as defined in such agreement, borne by the Fund in respect of each class of shares do not exceed 0.50%, on an annualized basis, of the Fund’s month-end net assets. The expense limitation and reimbursement agreement also provided that NYLIM may directly pay expenses on behalf of the Fund and waive reimbursement. In addition, the Board reviewed and considered the Fund’s advisory fee as compared to the benchmark index and the comparable peer funds identified in the report provided by FUSE Research Network (“FUSE Report”), and noted that the Fund’s advisory fee, on a net and gross basis, was within the range of the advisory fees for comparable peers identified in the FUSE Report. The Board further noted that the Fund’s total net expense was at approximately the median, as compared to the comparable peers. It was also determined that while the Fund does not charge an incentive fee, the Fund’s advisory fees and expenses were comparable with certain peer funds that do charge incentive fees. Accordingly, the Board determined that the fees for the New Advisory Agreement were reasonable.

Profitability and Economies of Scale. The Board considered and reviewed information concerning the costs incurred and profits that may be realized by NYLIM from its relationship with the Fund, including any possibility to stabilize the Fund’s assets and increase the potential that economies of scale could be realized by the Fund and its shareholders.

Other Factors. Finally, the Board noted that NYLIM and the Fund had agreed that they will use their respective reasonable best efforts to comply with all of the requirements of Section 15(f), thus allowing NYLIM to rely upon the safe harbor afforded by Section 15(f). In addition, the Board noted that the Existing Adviser and NYLIM had agreed to pay all expenses of the Fund in connection with the Board’s consideration of the New Advisory Agreement and all costs of this proxy solicitation. As a result, the Fund will bear no costs in seeking shareholder approval of the New Advisory Agreement.

Conclusion. Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of NYLIM’s services and that NYLIM has the ability to provide these services based on the experience, operations and resources of NYLIM. After evaluation of the considerations described above, and in light of the nature, extent and quality of services to be provided by NYLIM, the Trustees, including a majority of the Independent Trustees, in keeping with its fiduciary obligations to shareholders, approved the New Advisory Agreement as being in the best interests of shareholders and determined to recommend that shareholders approve the New Advisory Agreement.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Interim Agreement

In order to protect the Fund against disruption of investment services in the event the shareholders had not approved the New Advisory Agreement prior to the date of the Closing, the Board also approved on May 21, 2026, an interim advisory agreement with NYLIM (the “Interim Agreement”) that will allow NYLIM to advise the Fund for up to 150 days after the date of the Closing or until the New Advisory Agreement is approved by shareholders, if sooner. The Interim Agreement takes effect on the date of the Closing and the New Advisory Agreement will take effect if approved by shareholders at that time of approval. Each of the Interim Agreement and the New Advisory Agreement will allow NYLIM to serve as the adviser to the Fund under terms that are the same, in all material respects, as the Existing Advisory Agreement except that there will be a new initial term and NYLIM will provide investment advisory services to the Fund. NYLIM will assume its responsibilities under the New Advisory Agreement upon shareholder approval of the New Advisory Agreement.

Under the Interim Agreement and the New Advisory Agreement, (i) the Fund’s investment objective and investment strategies will not change, (ii) the portfolio management team of the Fund is expected to remain the same, and (iii) NYLIM will provide the same advisory services to the Fund for the same fees as are currently provided by the Existing Adviser, subject to the oversight of the Board, under terms that are the same, except that there will be a new initial term, to the Existing Advisory Agreement.

The provisions of Rule 15a-4 of the 1940 Act (“Rule 15a-4”) include certain requirements, including, among others, a requirement that the fees payable under the Interim Agreement be put into an interest-bearing escrow account with the Fund’s custodian or a bank. If the Fund’s shareholders approve the New Advisory Agreement at some time on or before the expiration date of the Interim Agreement, the Interim Agreement will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Agreement will be paid to NYLIM. If the New Advisory Agreement is not so approved with respect to the Fund, only the lesser of the costs incurred (plus any interest and income earned thereon and proceeds thereof) or the total amount held in the escrow account (including any interest and income earned thereon and proceeds thereof) will be paid to NYLIM.

Terms of the Existing Advisory Agreement and the New Advisory Agreement

A copy of the New Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this proxy statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by NYLIM to the Fund under the New Advisory Agreement and the fee structure with respect to the Fund are identical to the services currently provided by the Existing Agreement and the fee structure under the Existing Advisory Agreement.

Each of the Interim Agreement and the New Advisory Agreement will allow NYLIM to serve as the adviser to the Fund under terms that are the same, in all material respects, as the Existing Advisory Agreement except that there will be a new initial term and NYLIM will provide investment advisory services to the Fund. NYLIM will assume its responsibilities under the New Advisory Agreement upon shareholder approval of the New Advisory Agreement. A copy of the Interim Agreement is attached hereto as Exhibit E. The provisions required by law include a requirement that the fees payable under the Interim Agreement be put into an escrow account. If the Fund’s shareholders approve the New Advisory Agreement at some time on or before the expiration date of the Interim Agreement, the Interim Agreement will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Agreement will be paid to NYLIM. If the New Advisory Agreement is not approved with respect to the Fund, only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to NYLIM.

Advisory Services. Both the New Advisory Agreement and the Existing Advisory Agreement state that the Fund employs the adviser, subject to the control of the Board of the Fund, in compliance with such policies as the Board may from time to time establish and in compliance with the objective, policies and limitations for the Fund, to continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged.

Both the New Advisory Agreement and the Existing Advisory Agreement state that the adviser is to provide the Fund with records concerning such adviser’s activities which the Fund is required to maintain and render regular reports to the Fund’s officers and trustees concerning the adviser’s discharge of its responsibilities. Both the New Advisory Agreement and the Existing Advisory Agreement state that the adviser may hire (subject to the approval of the Board) and supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund.

Fund Transactions. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution” considering the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information (“SAI”), and that the adviser will promptly communicate to the officers and Board such information relating to portfolio transactions as they may reasonably request. Both the New Advisory Agreement and the Existing Advisory Agreement also provide that the adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under the respective advisory agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s prospectus and SAI.

Compensation. Both the New Advisory Agreement and the Existing Advisory Agreement contain identical fee structures. The fee structure, including the advisory fee rates payable to NYLIM under the Interim Agreement are identical to the fee structure and fee rates payable to the Existing Adviser under the Existing Advisory Agreement. Fees payable under the Interim Agreement will be put into an interest-bearing escrow account with the Fund’s custodian or a bank until shareholders approve the New Advisory Agreement, in alignment with the requirements of Rule 15a-4 under the 1940 Act.

Duration and Termination. Both the New Advisory Agreement and the Existing Advisory Agreement provide that, after the expiration of an initial two-year term, they may be continued for successive annual periods upon the approval of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), voting separately. Both the New Advisory Agreement and the Existing Advisory Agreement provide that they will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund. Both the New Advisory Agreement and the Existing Advisory Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the adviser, or by the adviser at any time without the payment of any penalty, on sixty (60) days’ written notice to the Fund. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the respective agreement will automatically and immediately terminate in the event of its assignment.

The Interim Advisory Agreement will allow NYLIM to serve as the adviser to the Fund under terms that are the same, in all material respects, as the Existing Advisory Agreement except that there will be a new initial term and NYLIM will provide investment advisory services to the Fund. The Interim Agreement will take effect on the date of the Closing if the New Advisory Agreement has not yet been approved by Shareholders and will continue for up to 150 days after the date of Closing or until the New Advisory Agreement is approved by Shareholders, if sooner. NYLIM will assume its responsibilities under the New Advisory Agreement upon shareholder approval of the New Advisory Agreement.

Limitation of Liability. Both the New Advisory Agreement and the Existing Advisory Agreement contain identical provisions with respect to the limitation of liability. The New Advisory Agreement and the Existing Advisory Agreement both state that the adviser will not be liable for any error of judgment, mistake of law or for any act or omission in connection with the performance of services to the Fund, except as otherwise may be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified, and except for a loss resulting from the adviser’s willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of its duties under the respective agreement. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the Fund will indemnify the adviser to the fullest extent permitted by law against any liability or expense that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the adviser’s willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund.

Expense Agreements

The Existing Adviser has entered into an expense limitation and reimbursement agreement (the “Current Expense Limitation Agreement”) with the Fund, whereby the Existing Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Fund’s aggregate monthly ordinary operating expenses, excluding certain “Specified Expenses” listed below, borne by the Fund in respect of each Class of Shares to an amount not to exceed 0.50%, on an annualized basis, of the Fund’s month-end net assets (the “Expense Cap”) through December 29, 2027. The Current Expense Limitation Agreement automatically renews for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Current Expense Limitation Agreement may be terminated by the Fund’s Board upon thirty days’ written notice to the Existing Adviser.

If the Fund’s aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any month exceed the Expense Cap applicable to that Class of Shares, the Existing Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Current Expense Limitation Agreement. To the extent that the Existing Adviser waives its Management Fee and/or reimburses expenses, the Existing Adviser may, for a period not to exceed three years from the date on which a Waiver is made, recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Specified Expenses that are not covered by the Current Expense Limitation Agreement and are therefore borne by shareholders of the Fund include: (i) the Management Fee; (ii) all fees and expenses of Fund Investments (as defined in the Prospectus) (including any underlying fees of the Fund Investments (the “Acquired Fund Fees and Expenses”)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets (as defined in the Prospectus) and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of shareholders).

Upon the termination of the Existing Advisory Agreement, the Current Expense Agreement will also terminate. If the Fund enters into the New Advisory Agreement, NYLIM has agreed to enter into a new expense agreement with the Fund on identical terms and conditions as the Current Expense Agreement. The New Expense Agreement will be subject to Board approval and become effective upon effectiveness of the New Advisory Agreement.

The New Expense Agreement would continue in effect for one year from its effective date under the New Advisory Agreement.

Additional Information Pertaining to New York Life Investment Management LLC

The following table sets forth the name, position and principal occupation of each current executive officer of NYLIM as of July [  ], 2026. Each individual’s address is 51 Madison Avenue, New York, New York 10010.

Name	Principal Occupation at NYLIM
Naim Abou-Jaoudé	Chief Executive Officer
Kirk C. Lehneis	Chief Operating Officer
Kevin Bopp	Chief Compliance Officer
Maureen Cronin	SVP, Deputy General Counsel & Chief Investments Counsel
Dale Hanley	Member of the Board of Managers
Craig Sabal	Member of the Board of Managers

During the Fund’s last fiscal year, the Fund did not pay any amount to NYLIM or any affiliated person of NYLIM (other than the Existing Adviser) for services to the Fund.

[There were no brokerage commissions paid by the Fund to affiliated brokers of NYLIM for the fiscal year ended March 31, 2026.]

[As of the Record Date, Jeremy Held and Rich Wham, each have a direct interest in an entity under common control with NYLIM.]

[As of the Record Date, no Independent Trustee owns securities of, or has any other material direct or indirect interest in, NYLIM or any person controlling, controlled by or under common control with NYLIM. As of the Record Date, no Independent Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended March 31, 2026, to which NYLIM, or any parent or subsidiary of NYLIM, or any parent or subsidiary of such entities, was a party.]

Required Vote

As provided under the 1940 Act, approval of the New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT WITH NYLIM.

PART 2

DESCRIPTION OF PROPOSAL 2

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

Introduction

Bow River Advisers, LLC (the “Existing Adviser”) and the Fund have entered into an investment consultant agreement (the “Existing Investment Consultant Agreement”) with Apogem Capital LLC (“Investment Consultant” or “Apogem”). As with the Existing Advisory Agreement, the Existing Investment Consultant Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. As a result, the Closing will result in the termination of the Existing Investment Consultant Agreement.

At Closing, Apogem will become the Fund’s sub-adviser and provide a different scope of services under a new sub-advisory agreement (the “New Sub-Advisory Agreement”). The form of the New Sub-Advisory Agreement is attached hereto as Exhibit B. In consideration of the expanded scope of services, the fees to be paid to Apogem by the New Adviser will differ from those that are currently paid to Apogem by the Existing Adviser.

Your approval of the New Sub-Advisory Agreement would not result in any change in the Fund’s advisory fee rate.

Information About Apogem

Apogem Capital LLC, located at 299 Park Avenue, 37th Floor, New York, NY 10171, currently serves as the Investment Consultant to the Fund and assists the Existing Adviser with sourcing investments for the Fund and assisting in the due diligence process for the Fund’s portfolio. As the Sub-Adviser, Apogem will provide a different scope of services that includes: providing a continuous investment program for the Fund, including the determination of the composition of the assets of the Fund, conducting investment research, and conducting a continuous program of evaluation, investment, sales and reinvestment of the Fund’s assets.

Apogem is a private markets investment platform with 35 years of experience and approximately $44 billion in assets under management as of March 31, 2026. Apogem has deployed more than $100 billion across more than 4,400 private equity and private credit transactions since 1991 and maintains more than 320 active private equity sponsor relationships. Apogem has more than 45 private equity-focused investment professionals with the senior team averaging more than 20 years of experience. Apogem is an investment adviser registered with the SEC under the Advisers Act.

As of March 31, 2026, Apogem had approximately $44 billion of assets under management.

Apogem does not serve as sub-adviser to any other funds with similar investment strategies and objectives to the Fund’s.

Transaction Not Expected to Adversely Affect Fund

The Transaction will result in Apogem providing the sub-advisory services described above and while the scope of services will be different than that currently provided by Apogem as an investment consultant, it is expected that the Fund will continue to be managed by the same portfolio management team as employees of Apogem.

Impact of the Transaction on the Fund’s Investment Consultant Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve a proposed New Sub-Advisory Agreement between NYLIM and Apogem. The Closing will result in the termination of the Existing Investment Consultant Agreement and the New Sub-Advisory Agreement is necessary to maintain continuity in the Fund’s investment services, as the Fund’s current portfolio management team is expected to join Apogem. If the Fund’s shareholders do not approve the proposal, the Interim Sub-Advisory Agreement will allow Apogem to serve as sub-adviser with respect to the Fund for up to 150 days following the date of the Closing or until the New Sub-Advisory Agreement is approved by shareholders, if sooner. See “The Interim Sub-Advisory Agreement”, below.

Factors Considered by the Board and their Recommendation

The Board of Trustees (the “Board”) is recommending that shareholders vote to approve the New Sub-Advisory Agreement with Apogem.

At a meeting of the Board held on May 21, 2026, the entire Board, including all of the Independent Trustees, discussed and approved the New Sub-Advisory Agreement between NYLIM and Apogem, as well as the Interim Sub-Advisory Agreement, and determined to recommend that Shareholders approve the New Sub-Advisory Agreement. In considering information relating to the approval of the New Sub-Advisory Agreement, the Board and the Independent Trustees received assistance and advice from its counsel who had provided the Board with a written description of their responsibilities in considering the New Sub-Advisory Agreement.

In advance of the May 21, 2026 meeting, at which the Board approved the New Sub-Advisory Agreement, the Board met virtually on May 8, 2026 with independent legal counsel and representatives from Apogem to discuss and ask questions regarding certain materials that had been furnished by Apogem with respect to the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement, as well as the Transaction. The Board then held an in-person meeting on May 21, 2026, where the Trustees further discussed all of the materials provided by Apogem in response to the information request submitted by independent legal counsel, on behalf of the Independent Trustees. In addition, at the May 21, 2026 in-person Board meeting, the Independent Trustees met in executive sessions with their independent legal counsel, at which no representative of Apogem was present.

In making the decision to approve the New Sub-Advisory Agreement, the Independent Trustees gave attention to all information furnished. The following discussion identifies the material factors taken into account by the Board in approving the New Sub-Advisory Agreement. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

The nature, extent, and quality of services to be provided to the Fund by Apogem. The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by Apogem, an affiliate of NYLIM, to the Fund under the New Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the Sub-Adviser’s compliance policies and procedures and the qualifications of the key personnel of the Sub-Adviser who would provide investment advisory services to the Fund. The Board noted that the current portfolio management team is expected to continue to manage the Fund but will do so as employees of Apogem. The Board concluded that there would not be any detrimental effects on the management or operations of the Fund.

Based on its consideration and review of the foregoing and other information, the Board determined that the Fund is likely to benefit from the nature, extent, and quality of services to be provided by Apogem, as well as Apogem’s ability to render such services based on its experience, operations, and resources.

Performance. The Board noted that Apogem previously served as a non-discretionary investment consultant and did not make investment decisions for the Fund. The Board considered the investment experience of Apogem and the fact that the current portfolio management team is expected to continue to manage the Fund but will do so as employees of Apogem. The Board also reviewed the performance of other investment products with similar investment objectives and strategies of the Fund that Apogem has managed and performance information of the Fund against comparable peers identified in the FUSE Report and concluded that Apogem has the ability to deliver acceptable performance results consistent with the investment strategy being pursued by the Fund.

Fees and Expenses. The Board reviewed the proposed structure of the sub-advisory fee rate to be paid to Apogem, noting that the sub-advisory fee payable to Apogem under the New Sub-Advisory Agreement would be paid by NYLIM from the investment management fee that it receives from the Fund. The Board noted that the sub-advisory fee did not have breakpoints. The Board further noted the overall investment management fee would not change as a result of Apogem serving as a sub-adviser to the Fund. Accordingly, the Board determined that the proposed sub-advisory fee under the New Sub-Advisory Agreement was reasonable.

Profitability and Economies of Scale. The Board considered Apogem’s assets under management and discussed Apogem’s responses regarding its financial condition and its methodology for estimating the costs incurred and profits realized by Apogem from its relationship with the Fund. The Board determined that the compensation to Apogem was reasonable and Apogem’s financial condition, as a wholly-owned entity of New York Life Investments, was adequate. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Other Factors. The Board also discussed other benefits to be received by Apogem from the management of the Fund, including reputational benefits. The Board noted that Apogem did not have affiliations with the Fund’s transfer agent, administrator, custodian or distributor and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the sub-advisory fee was reasonable in light of the fall-out benefits to Apogem.

Conclusion. Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the New Sub-Advisory Agreement. Accordingly, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement and determined to recommend that shareholders approve the New Sub-Advisory Agreement.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Sub-Advisory Agreement.

The Interim Sub-Advisory Agreement

At a special meeting of the Board held on May 21, 2026, the Board also considered and unanimously approved the Interim Sub-Advisory Agreement that will allow Apogem to serve as the New Sub-Adviser to the Fund for up to 150 days after the date of the Closing or until the New Sub-Advisory Agreement is approved by shareholders, if sooner. The Interim Sub-Advisory Agreement takes effect on the date of the Closing and the New Sub-Advisory Agreement will take effect if approved by Shareholders.

The provisions of Rule 15a-4 include certain requirements, including, among others, a requirement that the fees payable under the Interim Sub-Advisory Agreement be put into an interest-bearing escrow account with the Fund’s custodian or a bank. If the Fund’s shareholders approve the New Sub-Advisory Agreement at some time on or before the expiration date of the Interim Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will terminate and the compensation (plus any interest earned) payable to Apogem under the Interim Sub-Advisory Agreement will be paid to Apogem. If the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to Apogem. The Board concluded that the Interim Sub-Advisory Agreement meets the requirements of Rule 15a-4 and made all the determinations required by Rule 15a-4.

Terms of the Existing Investment Consultant Agreement and New Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached hereto as Exhibit B. The following description is only a summary; however, all material terms of the New Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit B for the New Sub-Advisory Agreement, and the description set forth in this proxy statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit B. The sub-advisory services to be provided by Apogem to the Adviser with respect to the Fund under the New Sub-Advisory Agreement will differ from the non-discretionary investment consultant services provided under the Existing Investment Consultant Agreement as described below. The New Sub-Advisory Agreement contemplates a different scope of services than those provided under the Existing Investment Consultant Agreement. Consequently, the fees to be paid to Apogem by the New Adviser will differ than those that are currently paid to Apogem by the Existing Adviser. However, for reference, the Fund has included in Exhibit C, (i) the contractual rates of the investment consultant fee payable to Apogem, and the actual investment consultant fee rates paid to Apogem by the Existing Adviser for the fiscal year ended March 31, 2026, and (ii) the date on which the Existing Investment Consultant Agreement was most recently (a) approved by the Board and (b) submitted to shareholders for approval and the purpose for such submission.

A copy of the Interim Sub-Advisory Agreement is attached hereto as Exhibit F. The provisions required by law include a requirement that the fees payable under the Interim Sub-Advisory Agreement be put into an interest-bearing escrow account with the Fund’s custodian or a bank. If the Fund’s shareholders approve the New Sub-Advisory at some time on or before the expiration date of the Interim Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will terminate and the compensation (plus any interest earned) payable under the Interim Sub-Advisory Agreement will be paid to Apogem. If the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to Apogem.

Sub-Advisory Services. Under the Existing Investment Consultant Agreement, Apogem assists the Existing Adviser in sourcing investment opportunities for the Fund and assists in the due diligence process and such services are provided on a non-discretionary basis. Under the New Sub-Advisory Agreement, Apogem will provide a continuous investment program for the Fund, including the determination of the composition of the assets of the Fund, conducting investment research, and conducting a continuous program of evaluation, investment, sales and reinvestment of the Fund’s assets. In furnishing its services under both the Existing Investment Consultant Agreement and New Sub-Advisory Agreement, Apogem furnishes its services to the Fund in accordance with the following: (i) the relevant policies and procedures of the Fund of which Apogem has written notice; (ii) the Fund’s objectives, policies, and limitations as set forth in its registration statement, which has been made available to Apogem; (iii) the Fund’s governing documents, the Investment Company Act of 1940 (the “1940 Act”), the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, as amended, and all other relevant federal and state laws, rules or regulations.

Compensation of Apogem. Under the Existing Investment Consultant Agreement, the Existing Adviser pays Apogem a fee equal to 0.375%, on an annualized basis, based on the Fund’s average daily Managed Assets attributable to an “Apogem Opportunity” (as such term is used in the Existing Investment Consultant Agreement with respect to Apogem) that is consummated by the Fund. Under the New Sub-Advisory Agreement, NYLIM will pay a subadvisory fee equal to 55% of the effective management fee, which is based on the average daily value of the Fund’s Managed Assets, which is defined as the total assets of the Fund, minus the sum of its accrued liabilities (other than money borrowed for investment purposes). Under both the Existing Investment Consultant Agreement and the New Sub-Advisory Agreement, Apogem receives its fee out of the management fee of the Existing Adviser and New Adviser, respectively.

Duration and Termination. Both the New Sub-Advisory Agreement and the Existing Investment Consultant Agreement provide that, after the expiration of an initial two-year term, they may be continued for successive annual periods upon the approval of a majority of the Board, including a majority of the Independent Trustees, voting separately. Both the New Sub-Advisory Agreement and the Existing Investment Consultant Agreement provide that they will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund. Both the New Sub-Advisory Agreement and the Existing Investment Consultant Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the adviser and Apogem, or by the adviser or Apogem at any time without the payment of any penalty, on sixty (60) days’ written notice to the Fund and the other party. Both the New Sub-Advisory Agreement and the Existing Investment Consultant Agreement provide that the respective agreement will automatically and immediately terminate in the event of its assignment.

The Interim Sub-Advisory Agreement is identical, except that there is a new initial term, to the New Sub-Advisory Agreement. The Interim Agreement will take effect on the date of the Closing if the New Sub-Advisory Agreement has not yet been approved by Shareholders and will continue for up to 150 days after the date of Closing or until the New Sub-Advisory Agreement is approved by Shareholders, if sooner.

Expenses. Both the New Sub-Advisory Agreement and the Existing Investment Consultant Agreement provide that Apogem will pay its own organizational, operational and business expenses, including all expenses incurred by it in connection with the performance of its duties under such agreement. Under the Sub-Advisory Agreement, Apogem will not be obligated to pay any fees and expenses related to, among other things, custodial services, legal services, accounting services, brokers’ commissions and any taxes or business fees payable by the Fund.

Indemnification. The New Sub-Advisory Agreement and the Existing Investment Consultant Agreement both state that Apogem, its affiliates, their respective employees, officers, directors, members, partners and agents are indemnified from and against all losses arising out of the respective agreement, except to the extent such claims arise out of Apogem’s gross negligence, bad faith, willful misfeasance or reckless disregard of its obligations or duties. Under the New Sub-Advisory Agreement, the Adviser agrees to so indemnify and in the case of the Existing Investment Agreement, the Existing Adviser/Fund so agrees.

Liability of Apogem. Under the Existing Investment Consultant Agreement, Apogem is not be liable for any loss due to a mistake in judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of Apogem’s duties or obligations under the agreement or by reason of Apogem’s reckless disregard of its duties and obligations under the agreement. Under the New Sub-Advisory Agreement, Apogem is not liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

Additional Information Pertaining to Apogem

The following table sets forth the name, position and principal occupation of each director and principal executive officer of Apogem. Apogem is wholly-owned by New York Life Investments, which is wholly-owned by New York Life Insurance Company.

Name	Principal Occupation at Apogem	Address
Josh Niedner	Chief Executive Officer	227 West Monroe, Suite 5400, Chicago, IL, 60606
John Grady	Chief Financial and Chief Operating Officer	299 Park Avenue, 37th Fl., New York, NY 10171
Kevin Power	Chief Compliance Officer	299 Park Avenue, 37th Fl., New York, NY 10171
S. André Warner	General Counsel	299 Park Avenue, 37th Fl., New York, NY 10171
Frank Harte	Manager	51 Madison Avenue, New York, NY 10010
Thomas Hendry	Manager	51 Madison Avenue, New York, NY 10010
Naim Abou-Jaoudé	Manager	51 Madison Avenue, New York, NY 10010
Alain Karalogan	Manager	51 Madison Avenue, New York, NY 10010
Craig Sabal	Manager	51 Madison Avenue, New York, NY 10010

During the Fund’s last fiscal year, the Fund did not pay any amount to Apogem or any affiliated person of Apogem (other than the Existing Adviser) for services provided to the Fund (other than pursuant to the Existing Investment Consultant Agreement).

[There were no brokerage commissions paid by the Fund to affiliated brokers of Apogem for the fiscal year ended March 31, 2026.]

[As of the Record Date, Jeremy Held and Rich Wham, each have a direct interest in an entity under common control with Apogem.]

[As of the Record Date, no Independent Trustee owns securities of, or has any other material direct or indirect interest in, Apogem or any person controlling, controlled by or under common control with Apogem. As of the Record Date, no Independent Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended March 31, 2026, to which Apogem, or any parent or subsidiary of Apogem, or any parent or subsidiary of such entities, was a party.]

Required Vote

As provided under the 1940 Act, approval of the New Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the new SUB-ADVISORY Agreement with APOGEM.

PART 3

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on [   ], 2026, will be entitled to notice of, and to vote at, the Special Meeting. On [   ], 2026, the following shares of each class of the Fund were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote
Class I	[ ]
Class II	[ ]

PART 4

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on [   ], 2026 (the “Record Date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund’s Declaration of Trust, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Fund have the right to call a meeting of shareholders to consider the removal of one or more Trustees. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Fund at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Jane C. Ingalls, and she may be reached at the following address: 205 Detroit Street, Suite 800, Denver Colorado 80206. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

If a beneficial owner doesn’t provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such beneficial owner’s shares, and accordingly such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the 1940 Act.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. You may also be able to vote over the phone by calling the Fund’s proxy solicitation firm, Okapi Partners LLC, toll-free at (844) 343-2643. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m., Eastern Time.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Email Voting. Shareholders may submit voting instructions by email by sending a completed and signed proxy card, or written voting instructions containing the shareholder’s name, address of record, and voting directions to BowRiver@OkapiPartners.com. Email voting instructions must be received no later than 11:59 p.m. Eastern Time on [    ], 2026. The Fund and its proxy solicitor reserve the right to reject any email voting instruction that is incomplete, illegible, improperly executed, or not timely received.

Mail. Shareholders may submit a paper proxy card using the accompanying postage-paid envelope.

Quorum. The presence in person or by proxy of the holders of thirty-three and one-third (33-1/3%) of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposals.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meeting in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the proposed New Advisory Agreement and New Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne equally by the Existing Adviser and NYLIM. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Existing Adviser or New Adviser, for any involvement in the solicitation of proxies.

The Fund will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval. All such expenses will be borne equally by the Existing Adviser and NYLIM. The Fund has engaged Okapi Partners LLC (“Okapi”), a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Special Meeting and estimates Okapi’s fees to be approximately $25,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Adviser, for any involvement in the solicitation of proxies.

Ownership of the Fund

[As of the Record Date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit D to this proxy statement.]

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Bow River Advisers, LLC, 205 Detroit Street, Suite 800, Denver, Colorado 80206. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

July [   ], 2026

PART 5

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one Proxy Card or Voting Instruction Card, as applicable. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling (303) 861-8466 or writing to the Fund at the following address: c/o UMB Fund Services, Inc. 235 West Galena Street, Milwaukee, WI 53212. Copies of this proxy statement and the accompanying Notice of Special Meeting are also available at www.OkapiVote.com/BowRiver.

Service Providers

UMB Fund Services, Inc. (“UMB”) located at 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs. UMB also provides accounting services to the Fund and serves as the Fund’s distribution paying agent, transfer agent and registrar. UMB Bank, n.a., located at 1010 Grand Blvd., Kansas City, MO 64106, serves as custodian for the Fund.

Fiscal Year

The fiscal year-end of the Fund is March 31. The taxable year end of the Fund is September 30.

EXHIBIT A

FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

Apogem Evergreen Fund

This INVESTMENT MANAGEMENT AGREEMENT is hereby made as of the [___ day of ___, 2026], (the “Agreement”) between Apogem Evergreen Fund, a Delaware statutory trust (the “Fund”), and New York Life Investment Management LLC, a Delaware limited liability company (the “New York Life Investments Management” or the “Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Fund desires to retain the Adviser to render investment management services with respect to the Fund and the Adviser is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.        APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints New York Life Investment Management to act as Adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund.

2.       DUTIES OF ADVISER. The Fund employs the Adviser to furnish and manage a continuous investment program for the Fund. The Adviser will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain and to render regular reports to the Fund’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser may hire (subject to the approval of the Fund’s Board of Trustees (“Board”) and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund’s registration statement as amended from time to time, and with applicable laws and regulations.

3.        FUND TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

4.        COMPENSATION OF THE ADVISER.

(a) Investment Management Fee. In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser compensation at a monthly rate of 1.75% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Compensation will be paid to the Adviser before giving effect to any repurchase of beneficial interests in the Fund effective as of that date. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

(b) All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.        BOOKS AND RECORDS. The Adviser will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Adviser agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 3la-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

6.         STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7.          LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISER.

(a) In the absence of willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b) The Fund shall indemnify, to the fullest extent permitted by law, the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

(c) The Adviser shall indemnify, to the fullest extent permitted by law, the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Adviser, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Adviser. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

8.         PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise.

In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund’s Board, subject to the rules and regulations of the Securities and Exchange Commission.

9.        AUTHORITY; NO CONFLICT. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

10.        LICENSE OF ADVISER’S NAME. The Fund may use any name including the word NYLIM or any derivative thereof for so long as this Agreement or any other agreement between the Adviser or any other affiliate of New York Life Insurance Company and the Fund or any extension, renewal or amendment thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser and/or administrator. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser or any organization that shall have so succeeded to its respective business.

11.      DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect for an initial two-year term and thereafter, may continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the interest holders of the Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

12.        NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Adviser:

New York Life Investment Management, LLC

51 Madison Avenue

New York, New York 10010

Attention: General Counsel

If to the Fund:

Apogem Evergreen Fund

51 Madison Avenue

New York, New York 10010

Attention: Chief Legal Officer

13.        SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14.        GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the [__ day of __], 2026. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:	By:
Name:	Name:
Title:	Title:

Apogem Evergreen FUND

Attest:	By:
Name:	Name:
Title:	Title:

[Signature Page for Investment Management Agreement]

EXHIBIT B

FORM OF PROPOSED SUB-ADVISORY AGREEMENT

APOGEM Evergreen FUND

SUBADVISORY AGREEMENT

This Subadvisory Agreement is made as of the [__ day of ___, 2026] (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Adviser”) and Apogem Capital LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, Apogem Evergreen Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), operating as an interval fund under the 1940 Act; and

WHEREAS, the Fund has entered into an Investment Management Agreement with the Adviser (as such agreement may be modified from time to time, the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Management Agreement permits the Adviser to delegate certain of its investment advisory duties under the Management Agreement to a subadvisor; and

WHEREAS, the Adviser wishes to retain the Subadvisor to furnish certain investment advisory services to the Fund and manage such portion of the Fund as the Adviser shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Subadvisor as follows:

1.        Appointment. The Adviser hereby appoints the Subadvisor to act as the investment subadvisor to the Fund pursuant to the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.        Fund Management Duties. Subject to the supervision of the Fund’s Board of Trustees (“Board”) and the Adviser, the Subadvisor will provide a continuous investment program for the Fund and determine the composition of the assets of the Fund, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Fund, when these transactions should be executed, and what portion of the Fund should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Fund. The Subadvisor will provide the services under this Agreement in accordance with the Fund’s investment objective or objectives, policies and restrictions as stated in the Fund’s registration statement filed with the Securities and Exchange Commission (the “SEC”), copies of which shall be delivered to the Subadvisor by the Adviser. The Subadvisor further agrees as follows:

(a)        The Subadvisor understands that the Fund is required to be managed so as to permit the Fund to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), and will coordinate efforts with the Adviser with that objective.

(b)        The Subadvisor will conform its activities with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Board of which a copy has been delivered to the Subadvisor, and the provisions of the registration statement of the Fund under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Adviser.

(c)        On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the registration statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Fund and to such other clients, subject to review by the Adviser and the Board. The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

(d)        In connection with the purchase and sale of securities for the Fund, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Fund, documents and information that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Fund. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will, to the extent applicable, arrange for the automatic transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(e)        The Subadvisor will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the registration statement for the Fund, the value of any portfolio securities or other assets of the Fund for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f)        The Subadvisor will make available to the Fund and the Adviser, promptly upon request, all of the Fund’s investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g)        The Subadvisor will provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Board such periodic and special reports as the Trustees and the Adviser may reasonably request.

(h)        In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Fund unless the contract with such company is approved by a majority of the Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Fund, the Adviser, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Fund, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Fund assets:

(i)        been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)        been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)        been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)         The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Fund, at the expense of the Fund. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation:

(i)        documentation relating to private placements and bank debt;

(ii)        waivers, consents, amendments or other modifications relating to investments; and

(iii)        purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Adviser represents that the Fund can settle such private placements.

3.        Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser shall pay the Subadvisor, and the Subadvisor agrees and accepts as full compensation therefor, a subadvisory fee equal to 55% of the effective management fee, which is based on the average daily value of the Fund’s Managed Assets, as such term is defined herein. For purposes of calculating the subadvisory fee, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

Liability for payment of compensation by the Adviser to the Subadvisor under this Agreement is contingent upon the Adviser’s receipt of payment from the Fund for management services described under the Management Agreement. The Adviser has agreed to waive a portion of the Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the class aggregate monthly ordinary operating expenses do not exceed certain amounts.

These waivers or expense limitations may be changed with Board approval. To the extent the Adviser has agreed to waive its management fee or reimburse expenses, the Sub-Adviser, upon reasonable prior notice from the Adviser, has voluntarily agreed to waive or reimburse its fee in proportion to the percentage of the total subadvisory fee that the Sub-Adviser earns.

4.        Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Fund and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Fund’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Fund to (i) the Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Fund, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.        Disclosure about Subadvisor. The Subadvisor has reviewed the initial registration statement for the Fund filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.        Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The Adviser or the Fund shall be responsible for all the expenses of the Fund’s operations, including, but not limited to:

(a)        the fees and expenses of Trustees who are not interested persons of the Adviser or of the Fund;

(b)        the fees and expenses of the Fund which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Fund not being maintained by the Adviser; (iii) the pricing of the Fund’s shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Board; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund’s shares;

(c)         the fees and expenses of the Fund’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)        the charges and expenses of legal counsel and independent accountants for the Fund;

(e)        brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions on behalf of the Fund;

(f)        all taxes and business fees payable by the Fund to federal, state or other governmental agencies;

(g)       the fees of any trade association of which the Fund may be a member;

(h)       the cost of share certificates representing the Fund’s shares;

(i)        the fees and expenses involved in registering and maintaining registrations of the Fund with the SEC, qualifying Fund shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)        allocable communications expenses with respect to investor services and all expenses of shareholders’ and Board meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)        litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and

(l)        any expenses assumed by the Fund pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.        Compliance.

(a)        The Subadvisor agrees to assist the Adviser and the Fund in complying with the Fund’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Fund’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Fund’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Fund’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’s approval of the Subadvisor’s Compliance Program. The Subadvisor understands that the adequacy of the Subadvisor’s Compliance Program and the effectiveness of the Subadvisor’s Compliance Program’s implementation is subject to the annual review by the Fund and the Fund’s Chief Compliance Officer.

(b)        The Subadvisor agrees that it shall immediately notify the Adviser and the Fund’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or, to the Subadvisor’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadvisor further agrees to notify the Adviser immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the registration statement or prospectus for the Fund, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c)        The Adviser agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Adviser or the Fund, placed limitations upon either of their activities, functions or operations, suspended or revoked the Adviser’s registration as an investment adviser or commenced proceedings or, to the Adviser’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

8.        Documents. The Adviser has delivered to the Subadvisor copies of each of the following documents and will within a reasonable time period deliver to it all future amendments and supplements, if any:

(a)        Declaration of Trust of the Fund, as amended from time to time (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”);

(b)        By-Laws of the Fund, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)        Certified Resolutions of the Board authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)        Registration statement under the 1940 Act and the 1933 Act on Form N-2, as filed with the SEC relating to the Fund and the Fund’s shares, and all amendments thereto;

(e)         Notification of Registration of the Fund under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto.

9.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Adviser’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.        Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.

11.        Representations Respecting Subadvisor. The Adviser and the Fund agree that neither the Fund, the Adviser, nor affiliated persons of the Fund or the Adviser shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Fund concerning the Subadvisor or the Fund other than the information or representations contained in the registration statement, prospectus or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Adviser or an affiliated person of the Adviser sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Adviser and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.        Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders, unless otherwise required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law. Confidential information of a party shall not include information that has been disclosed to the public, becomes available to the public through no fault of the other party or which is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of the third party’s confidentiality obligations.

13.        Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Adviser shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.        Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Adviser agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement. The Subadvisor shall not be liable to the Adviser or the Fund for any action taken or failure to act, in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadvisor by a duly authorized officer of the Adviser or the Fund; (ii) the advice of counsel to the Fund; and (iii) any written instruction or certified copy of any resolution of the Board. The foregoing shall be subject in all cases to the requirements of the 1940 Act and other applicable federal securities laws, as well as the other provisions of this Section 14. In no event will the Adviser or the Subadvisor be liable to the other party for indirect, incidental, special, consequential, exemplary, reliance or punitive damages (including loss of profits, data, business or goodwill, or government fines, penalties, taxes or filing fees), arising out of the services provided under this Agreement, regardless of whether such party is advised of the likelihood of such damages.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15. Indemnification.

(a)        The Adviser agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Fund, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or reckless disregard of the Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Adviser and contained in the Fund’s registration statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser, the Fund or to any affiliated person of the Adviser by the Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of a Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)        Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Fund, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Fund or any affiliated person of the Adviser or Fund by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)        The Adviser shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)        The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Adviser Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

16.        Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.        Performance Attribution Right. During the term and following any termination of this Agreement pursuant to Section 18, the Adviser agrees that the Subadvisor shall be permitted to claim credit, to the fullest extent permitted by applicable law, for the performance track record of the investments managed by the Subadvisor on behalf of the Fund for future endeavors (the “Performance Attribution Right”). The Adviser agrees that, should the Subadvisor seek to exercise its Performance Attribution Right, whether during the term of this Agreement or following its termination, the Adviser will cooperate with the Subadvisor with respect to use and provision of back-up information (the “Back-Up Information”) to support the exercise of the Performance Attribution Right, including making available to the Subadvisor such work papers and documentation necessary to support the calculation of performance information included in the Back-Up Information. The Adviser further agrees to provide to the Subadvisor updated information relating to investments managed by the Subadvisor on behalf of the Fund that constitute Back-Up Information.

18.        Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter, provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act and the rules thereunder and any applicable SEC or SEC staff relief, guidance or interpretation. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for the Fund: (A) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Fund; (B) at any time without payment of any penalty by the Fund, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Adviser and the Fund. In the event of termination for any reason, all records of the Fund shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Adviser and the Fund is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15, [17] and 20 of this Agreement shall remain in effect, as well as any applicable provision of this Section 18.

19.        Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) the Board, including a majority of the Board who are not interested persons of any party to this Agreement, cast at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

20.        Use of Name.

(a)        It is understood that the name New York Life Investment Management or any derivative thereof or logo associated with that name is the valuable property of the Adviser and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Adviser is Adviser to the Fund. Upon termination of the Management Agreement, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)        It is understood that the name Apogem Capital LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Fund has the right to use such name (or derivative or logo) in offering materials of the Fund or sales materials with respect to the Fund with the approval of the Subadvisor and for so long as the Subadvisor is the Subadvisor to the Fund. Upon termination of this Agreement, the Fund shall forthwith cease to use such name (or derivative or logo).

21.         Proxies; Class Actions.

(a)        The Adviser has provided the Subadvisor a copy of the Adviser’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Fund. Absent contrary instructions received in writing from the Fund, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Fund in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Fund, and these records shall be available to the Fund upon request.

(b)        Adviser acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Fund. The Adviser will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Adviser any information it receives regarding any legal matters involving any asset held in the Fund.

22.        Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010, Attention: General Counsel; or (2) to the Subadvisor at Apogem Capital LLC, 299 Park Avenue, New York, New York 10171, Attention: General Counsel.

23.        Miscellaneous.

(a)        This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)        The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)        To the extent permitted under Section 18 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party;

(d)        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)        Nothing herein shall be construed as constituting the Subadvisor as an agent of the Adviser, or constituting the Adviser as an agent of the Subadvisor.

*         *         *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first written above. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:		By:
Name:	Brian J. McGrady	Name:	Kirk C. Lehneis
Title:	Director and Associate General Counsel	Title:	Senior Managing Director

APOGEM CAPITAL LLC

Attest:		By:
Name:	S. André Warner	Name:	Josh Neidner
Title:	General Counsel	Title:	Chief Executive Officer

EXHIBIT C

INVESTMENT CONSULTANT FEES*

Contractual Investment Consultant Fee (as a percentage of Managed Assets Attributable to an Apogem Opportunity)	Fee Rate Paid to Investment Consultant for the Fiscal Year Ended March 31, 2026	Most Recent Date of Shareholder Approval of Existing Investment Consultant Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Existing Investment Consultant Agreement by the Board of Trustees
0.375% (on an annualized basis)	[ ]%	November 18, 2024 (approval of Fund’s investment consultant agreement)	September 6, 2024

*The scope of services to be provided under the New Sub-Advisory Agreement are substantially different than those provided pursuant to the Existing Investment Consultant Agreement and therefore, the fees will also differ. This Exhibit is being provided for reference purposes only.

C-1

EXHIBIT D

5% OR GREATER OWNERSHIP OF A SHARE CLASS

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of [   ], 2026. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class I	[ ]	[ ]	[ ]
Class I	[ ]	[ ]	[ ]
Class II	[ ]	[ ]	[ ]
Class II	[ ]	[ ]	[ ]
Class II	[ ]	[ ]	[ ]

[As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.]

D-1

EXHIBIT E

INTERIM INVESTMENT MANAGEMENT AGREEMENT

INTERIM INVESTMENT MANAGEMENT AGREEMENT

Apogem Evergreen Fund

This INTERIM INVESTMENT MANAGEMENT AGREEMENT is hereby made as of the [___ day of ___, 2026], (the “Interim Agreement”) between Apogem Evergreen Fund, a Delaware statutory trust (the “Fund”), and New York Life Investment Management LLC, a Delaware limited liability company (“New York Life Investments Management” or the “Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Board of Trustees of the Fund (the “Board”, and each Board member individually a “Trustee”, and together, the “Trustees”) had previously retained Bow River Capital Advisers, LLC to render investment management services with respect to the Fund, pursuant to an advisory agreement (“Existing Advisory Agreement”) dated as of December 29, 2023;

WHEREAS, New York Life Investment Management Holdings LLC, the parent company of the Adviser, has entered into a transaction that will result in a change of control of Bow River Advisers, LLC; and

WHEREAS, the change of control will cause a termination of the Fund’s Existing Advisory Agreement under the 1940 Act; and

WHEREAS, Rule 15a-4 under the 1940 Act provides for a temporary exemption from the shareholder approval requirement of Section 15(a) of the 1940 Act upon board approval of an interim agreement containing specific conditions; and

WHEREAS, the Fund desires to retain the Adviser to render investment management services with respect to the Fund and the Adviser is willing to render such services; and

WHEREAS, the Board of Trustees of the Fund (the “Board”), at an in-person meeting held on [____], 2026, has determined that the scope and quality of services to be provided is at least equivalent to the scope and quality under the Existing Advisory Agreement and has approved this interim agreement prior to the termination of the Existing Advisory Agreement; and

WHEREAS, the Board, including a majority of the trustees who are not “interested persons,” as defined in the 1940 Act, of the Fund, voted at a meeting held on [____], 2026, to approve this Interim Agreement so that the Adviser may provide investment advisory services to the Fund as of the date first stated above for a period of no more than 150 days from such date or, if earlier, until a new investment management agreement is approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act).

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.        APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints New York Life Investment Management to act as Adviser to the Fund for the period and on the terms set forth in this Interim Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund.

2.       DUTIES OF ADVISER. The Fund employs the Adviser to furnish and manage a continuous investment program for the Fund. The Adviser will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain and to render regular reports to the Fund’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser may hire (subject to the approval of the Board) and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Interim Agreement.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund’s registration statement as amended from time to time, and with applicable laws and regulations.

3.        FUND TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Interim Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

4.        COMPENSATION OF THE ADVISER.

(a) Investment Management Fee. In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser compensation at a monthly rate of 1.75% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). This compensation will be paid to the escrow account (described more fully below) monthly and before giving effect to any repurchase of beneficial interests in the Fund effective as of that date. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

(b) During the term of this Agreement, any such compensation payable to the Adviser shall be held in an interest-bearing escrow account on behalf of the Fund. If, during the term of this Agreement, a new advisory agreement is approved by a majority of the Fund’s outstanding voting securities, then the amount held in the escrow account (plus interest and income earned thereon and proceeds thereof) shall be paid to the Adviser. If, however, a new advisory agreement is not approved by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), then the Adviser shall be entitled to the less of (i) any costs incurred in performing this Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof).

(c) All rights of compensation under this Interim Agreement for services performed as of the termination date shall survive the termination of this Interim Agreement.

5.        BOOKS AND RECORDS. The Adviser will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Adviser agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 3la-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

6.         STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7.          LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISER.

     (a) In the absence of willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

    (b) The Fund shall indemnify, to the fullest extent permitted by law, the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

   (c) The Adviser shall indemnify, to the fullest extent permitted by law, the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Adviser, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Adviser. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

8.         PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise.

In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund’s Board, subject to the rules and regulations of the Securities and Exchange Commission.

9.        AUTHORITY; NO CONFLICT. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Interim Agreement; and the execution, delivery and performance of this Interim Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

10.        LICENSE OF ADVISER’S NAME. The Fund may use any name including the word NYLIM or any derivative thereof for so long as this Interim Agreement or any other agreement between the Adviser or any other affiliate of New York Life Insurance Company and the Fund or any extension, renewal or amendment thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser and/or administrator. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser or any organization that shall have so succeeded to its respective business.

11.      DURATION. This Agreement shall become effective as of ____________, 2026, and unless terminated as herein provided and subject to all of the other terms and conditions hereof, this Agreement shall remain in full force and effect until the first of the following to occur: the effective date of a new advisory agreement relating to the management of the Fund, which has been approved by a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, or the 151st calendar day following the date hereof.

12.      TERMINATION. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Fund or by vote of a majority of the outstanding Shares (as so defined) on ten (10) calendar days’ prior written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the Fund. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days’ after written notice. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

13.        NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Adviser:

New York Life Investment Management, LLC
51 Madison Avenue
New York, New York 10010

Attention: General Counsel

If to the Fund:

Apogem Evergreen Fund

51 Madison Avenue
New York, New York 10010
Attention: Chief Legal Officer

13.        SEVERABILITY. If any provision of this Interim Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Interim Agreement shall not be affected thereby.

14.        GOVERNING LAW. This Interim Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the [__ day of __], 2026. This Interim Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:	By:
Name:	Name:
Title:	Title:

APOGEM EVERGREEN FUND

Attest:	By:
Name:	Name:
Title:	Title:

[Signature Page for Interim Investment Management Agreement]

EXHIBIT F

INTERIM SUB-ADVISORY AGREEMENT

APOGEM EVERGREEN FUND

INTERIM SUBADVISORY AGREEMENT

This Interim Subadvisory Agreement is made as of the [ __day of ___, 2026] (the “Interim Subadvisory Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Adviser”) and Apogem Capital LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, Apogem Evergreen Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), operating as an interval fund under the 1940 Act; and

WHEREAS, the Fund has entered into an Interim Investment Management Agreement with the Adviser (as such agreement may be modified from time to time, the “Interim Management Agreement”); and

WHEREAS, under the Interim Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Interim Management Agreement permits the Adviser to delegate certain of its investment advisory duties under the Interim Management Agreement to a subadvisor; and

WHEREAS, the Adviser wishes to retain the Subadvisor to furnish certain investment advisory services to the Fund and manage such portion of the Fund as the Adviser shall from time to time direct, and the Subadvisor is willing to furnish such services; and

WHEREAS, Rule 15a-4 under the 1940 Act provides for a temporary exemption from the shareholder approval requirement of Section 15(a) of the 1940 Act upon board approval of an interim agreement containing specific conditions; and

WHEREAS, the Board, including a majority of the trustees who are not “interested persons,” as defined in the 1940 Act, of the Fund, voted at a meeting held on [____], 2026, to approve this Interim Subadvisory Agreement, so that the Subadvisor may provide investment advisory services to the Fund as of the date first stated above for a period of no more than 150 days from such date or, if earlier, until a new investment management agreement and subadvisory agreement are approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act).

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Subadvisor as follows:

1.        Appointment. The Adviser hereby appoints the Subadvisor to act as the investment subadvisor to the Fund pursuant to the terms set forth in this Interim Subadvisory Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.        Fund Management Duties. Subject to the supervision of the Board and the Adviser, the Subadvisor will provide a continuous investment program for the Fund and determine the composition of the assets of the Fund, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Fund, when these transactions should be executed, and what portion of the Fund should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Fund. The Subadvisor will provide the services under this Interim Subadvisory Agreement in accordance with the Fund’s investment objective or objectives, policies and restrictions as stated in the Fund’s registration statement filed with the Securities and Exchange Commission (the “SEC”), copies of which shall be delivered to the Subadvisor by the Adviser. The Subadvisor further agrees as follows:

    (a)        The Subadvisor understands that the Fund is required to be managed so as to permit the Fund to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), and will coordinate efforts with the Adviser with that objective.

    (b)        The Subadvisor will conform its activities with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Board of which a copy has been delivered to the Subadvisor, and the provisions of the registration statement of the Fund under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Adviser.

    (c)        On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the registration statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Fund and to such other clients, subject to review by the Adviser and the Board. The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

    (d)        In connection with the purchase and sale of securities for the Fund, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Fund, documents and information that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Fund. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will, to the extent applicable, arrange for the automatic transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

    (e)        The Subadvisor will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the registration statement for the Fund, the value of any portfolio securities or other assets of the Fund for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

    (f)        The Subadvisor will make available to the Fund and the Adviser, promptly upon request, all of the Fund’s investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    (g)        The Subadvisor will provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Board such periodic and special reports as the Trustees and the Adviser may reasonably request.

    (h)        In rendering the services required under this Interim Subadvisory Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Interim Subadvisory Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Fund unless the contract with such company is approved by a majority of the Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Fund, the Adviser, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Fund, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Fund assets:

(i)        been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)        been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)        been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)        The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Fund, at the expense of the Fund. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation:

(i)        documentation relating to private placements and bank debt;

(ii)        waivers, consents, amendments or other modifications relating to investments; and

(iii)        purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Adviser represents that the Fund can settle such private placements.

3.        Compensation. For the services provided and the expenses assumed pursuant to this Interim Subadvisory Agreement, the Adviser shall pay the Subadvisor, and the Subadvisor agrees and accepts as full compensation therefor, a subadvisory fee equal to 55% of the effective management fee, which is based on the average daily value of the Fund’s Managed Assets, as such term is defined herein. For purposes of calculating the subadvisory fee, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

During the term of this Interim Subadvisory Agreement, any such compensation payable to the Subadvisor shall be held in an interest-bearing escrow account. If, during the term of this Interim Subadvisory Agreement, a new advisory agreement and/or a new subadvisory agreement are approved by a majority of the Fund’s outstanding voting securities, then the amount held in the escrow accounts (plus interest and income earned thereon and proceeds thereof) shall be paid to the Adviser and the Subadvisor. If, however, a new advisory agreement and/or a new subadvisory agreement, are not approved by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), then the Adviser and/or the Subadvisor shall be entitled to the less of (i) any costs incurred in performing this Interim Subadvisory Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof).

Liability for payment of compensation by the Adviser to the Subadvisor under this Interim Subadvisory Agreement is contingent upon the Adviser’s receipt of payment from the Fund for management services described under the Interim Management Agreement. The Adviser has agreed to waive a portion of the Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the class aggregate monthly ordinary operating expenses do not exceed certain amounts. These waivers or expense limitations may be changed with Board approval. To the extent the Adviser has agreed to waive its management fee or reimburse expenses, the SubAdvisor, upon reasonable prior notice from the Adviser, has voluntarily agreed to waive or reimburse its fee in proportion to the percentage of the total subadvisory fee that the SubAdvisor earns.

4.        Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Interim Subadvisory Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Fund and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Fund’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Fund to (i) the Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Fund, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.        Disclosure about Subadvisor. The Subadvisor has reviewed the initial registration statement for the Fund filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.        Expenses. During the term of this Interim Subadvisory Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Interim Subadvisory Agreement. The Adviser or the Fund shall be responsible for all the expenses of the Fund’s operations, including, but not limited to:

(a)        the fees and expenses of Trustees who are not interested persons of the Adviser or of the Fund;

(b)        the fees and expenses of the Fund which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Fund not being maintained by the Adviser; (iii) the pricing of the Fund’s shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Board; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund’s shares;

(c)        the fees and expenses of the Fund’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)        the charges and expenses of legal counsel and independent accountants for the Fund;

(e)        brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions on behalf of the Fund;

(f)        all taxes and business fees payable by the Fund to federal, state or other governmental agencies;

(g)        the fees of any trade association of which the Fund may be a member;

(h)        the cost of share certificates representing the Fund’s shares;

(i)        the fees and expenses involved in registering and maintaining registrations of the Fund with the SEC, qualifying Fund shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)        allocable communications expenses with respect to investor services and all expenses of shareholders’ and Board meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)        litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and

(l)        any expenses assumed by the Fund pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.        Compliance.

(a)        The Subadvisor agrees to assist the Adviser and the Fund in complying with the Fund’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Fund’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Fund’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Fund’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Interim Subadvisory Agreement is conditioned upon the Board’s approval of the Subadvisor’s Compliance Program. The Subadvisor understands that the adequacy of the Subadvisor’s Compliance Program and the effectiveness of the Subadvisor’s Compliance Program’s implementation is subject to the annual review by the Fund and the Fund’s Chief Compliance Officer.

(b)        The Subadvisor agrees that it shall immediately notify the Adviser and the Fund’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or, to the Subadvisor’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadvisor further agrees to notify the Adviser immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the registration statement or prospectus for the Fund, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c)        The Adviser agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Adviser or the Fund, placed limitations upon either of their activities, functions or operations, suspended or revoked the Adviser’s registration as an investment adviser or commenced proceedings or, to the Adviser’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

8.        Documents. The Adviser has delivered to the Subadvisor copies of each of the following documents and will within a reasonable time period deliver to it all future amendments and supplements, if any:

(a)        Declaration of Trust of the Fund, as amended from time to time (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”);

(b)        By-Laws of the Fund, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)        Certified Resolutions of the Board authorizing the appointment of the Subadvisor and approving the form of this Interim Subadvisory Agreement;

(d)        Registration statement under the 1940 Act and the 1933 Act on Form N-2, as filed with the SEC relating to the Fund and the Fund’s shares, and all amendments thereto;

(e)        Notification of Registration of the Fund under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto.

9.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Adviser’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.        Cooperation. Each party to this Interim Subadvisory Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Interim Subadvisory Agreement or the Fund.

11.        Representations Respecting Subadvisor. The Adviser and the Fund agree that neither the Fund, the Adviser, nor affiliated persons of the Fund or the Adviser shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Fund concerning the Subadvisor or the Fund other than the information or representations contained in the registration statement, prospectus or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Adviser or an affiliated person of the Adviser sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Adviser and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.        Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders, unless otherwise required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law. Confidential information of a party shall not include information that has been disclosed to the public, becomes available to the public through no fault of the other party or which is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of the third party’s confidentiality obligations.

13.        Control. Notwithstanding any other provision of the Interim Subadvisory Agreement, it is understood and agreed that the Adviser shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Interim Subadvisory Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.        Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Adviser agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Interim Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Interim Subadvisory Agreement. The Subadvisor shall not be liable to the Adviser or the Fund for any action taken or failure to act, in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadvisor by a duly authorized officer of the Adviser or the Fund; (ii) the advice of counsel to the Fund; and (iii) any written instruction or certified copy of any resolution of the Board. The foregoing shall be subject in all cases to the requirements of the 1940 Act and other applicable federal securities laws, as well as the other provisions of this Section 14. In no event will the Adviser or the Subadvisor be liable to the other party for indirect, incidental, special, consequential, exemplary, reliance or punitive damages (including loss of profits, data, business or goodwill, or government fines, penalties, taxes or filing fees), arising out of the services provided under this Interim Subadvisory Agreement, regardless of whether such party is advised of the likelihood of such damages.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.        Indemnification.

(a)        The Adviser agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Fund, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or reckless disregard of the Adviser’s obligations and duties under this Interim Subadvisory Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Adviser and contained in the Fund’s registration statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser, the Fund or to any affiliated person of the Adviser by the Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of a Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Interim Subadvisory Agreement.

(b)        Notwithstanding Section 14 of this Interim Subadvisory Agreement, the Subadvisor agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, is a controlling person of the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Fund, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Interim Subadvisory Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Interim Subadvisory Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Fund or any affiliated person of the Adviser or Fund by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Interim Subadvisory Agreement.

(c)        The Adviser shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Subadvisor Indemnified Person under this Interim Subadvisory Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)        The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Adviser Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Adviser Indemnified Person under this Interim Subadvisory Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

16.        Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Interim Subadvisory Agreement are not impaired thereby. Nothing in this Interim Subadvisory Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.         Performance Attribution Right. During the term and following any termination of this Interim Subadvisory Agreement pursuant to Section 18, the Adviser agrees that the Subadvisor shall be permitted to claim credit, to the fullest extent permitted by applicable law, for the performance track record of the investments managed by the Subadvisor on behalf of the Fund for future endeavors (the “Performance Attribution Right”). The Adviser agrees that, should the Subadvisor seek to exercise its Performance Attribution Right, whether during the term of this Interim Subadvisory Agreement or following its termination, the Adviser will cooperate with the Subadvisor with respect to use and provision of back-up information (the “Back-Up Information”) to support the exercise of the Performance Attribution Right, including making available to the Subadvisor such work papers and documentation necessary to support the calculation of performance information included in the Back-Up Information. The Adviser further agrees to provide to the Subadvisor updated information relating to investments managed by the Subadvisor on behalf of the Fund that constitute Back-Up Information.

18.        Duration and Termination. This Interim Subadvisory Agreement shall become effective as of ____________, 2026, and unless terminated as herein provided and subject to all of the other terms and conditions hereof, this Interim Subadvisory Agreement shall remain in full force and effect until the following to occur: the effective date of a new advisory agreement relating to the management of the Fund, the effective date of a new subadvisory agreement, where both have been approved by a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, or the 151st calendar day following the date hereof.

This Interim Subadvisory Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Fund or by vote of a majority of the outstanding Shares (as so defined) on ten (10) calendar days’ prior written notice to the Subadvisor, or by the Subadvisor at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the Fund. This Interim Subadvisory Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event the Interim Investment Management Agreement between the Adviser and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. This Interim Subadvisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Interim Subadvisory Agreement, unless the party in material breach of this Interim Subadvisory Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days’ after written notice. Any notice under this Interim Subadvisory Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

19.        Amendments. No provision of this Interim Subadvisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Interim Subadvisory Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) the Board, including a majority of the Board who are not interested persons of any party to this Interim Subadvisory Agreement, cast at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

20.        Use of Name.

(a)        It is understood that the name New York Life Investment Management or any derivative thereof or logo associated with that name is the valuable property of the Adviser and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Adviser is Adviser to the Fund. Upon termination of the Interim Management Agreement, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)        It is understood that the name Apogem Capital LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Fund has the right to use such name (or derivative or logo) in offering materials of the Fund or sales materials with respect to the Fund with the approval of the Subadvisor and for so long as the Subadvisor is the Subadvisor to the Fund. Upon termination of this Interim Subadvisory Agreement, the Fund shall forthwith cease to use such name (or derivative or logo).

21.        Proxies; Class Actions.

    (a)        The Adviser has provided the Subadvisor a copy of the Adviser’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Fund. Absent contrary instructions received in writing from the Fund, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Fund in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Fund, and these records shall be available to the Fund upon request.

    (b)        Adviser acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Fund. The Adviser will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Adviser any information it receives regarding any legal matters involving any asset held in the Fund.

22.        Notice. Any notice or other communication required to be given pursuant to this Interim Subadvisory Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010, Attention: General Counsel; or (2) to the Subadvisor at Apogem Capital LLC, 299 Park Avenue, New York, New York 10171, Attention: General Counsel.

23.        Miscellaneous.

    (a)        This Interim Subadvisory Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Interim Subadvisory Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

    (b)        The captions of this Interim Subadvisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

    (c)        To the extent permitted under Section 18 of this Interim Subadvisory Agreement, this Interim Subadvisory Agreement may only be assigned by any party with the prior written consent of the other party;

    (d)        If any provision of this Interim Subadvisory Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Interim Subadvisory Agreement shall not be affected thereby, and to this extent, the provisions of this Interim Subadvisory Agreement shall be deemed to be severable;

   (e)        Nothing herein shall be construed as constituting the Subadvisor as an agent of the Adviser, or constituting the Adviser as an agent of the Subadvisor.

*            *            *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first written above. This Interim Subadvisory Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:		By:
Name:	Brian J. McGrady	Name:	Kirk C. Lehneis
Title:	Director and Associate General Counsel	Title:	Senior Managing Director

APOGEM CAPITAL LLC

Attest:		By:
Name:	S. André Warner	Name:	Josh Neidner
Title:	General Counsel	Title:	Chief Executive Officer

PROXY CARD

PROXY	PROXY

BOW RIVER CAPITAL EVERGREEN FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [AUGUST 31], 2026

1144 15TH STREET, SUITE 3400 DENVER, CO 80202

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of the above-mentioned Fund, hereby appoints [    ], [    ] and [    ], as proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in person at the offices of Faegre Drinker Biddle & Reath LLP, 1144 15th Street, Suite 3400, Denver, Colorado 80202 at [   ] Mountain Time, on [August 31], 2026, and any adjournments or postponements thereof (the “Meeting”). In their discretion, each proxy holder named above is authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:
Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE
CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call Okapi Partners toll-free at: (844) 343-2643 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST).

OR

2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/BowRiver2026 and follow the simple on-screen instructions. Alternatively, you can also submit your vote by scanning the unique QR code below and following the simple on-screen instructions:

INSERT QR CODE

OR

3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on [August 31], 2026

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSALS 1 & 2

INSTRUCTIONS: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

	FOR	AGAINST	ABSTAIN
1 To approve a new investment advisory agreement, with New York Life Investment Management LLC (“NYLIM”) that will replace the current investment advisory agreement with Bow River Advisers, LLC (the “Existing Adviser”).	☐	☐	☐

2 To approve a new sub-advisory agreement between NYLIM and Apogem Capital LLC (“Apogem”) that will replace the current investment consultant agreement between the Existing Adviser and Apogem.	☐	☐	☐

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [AUGUST 31], 2026

The Notice of Special Meetings of Shareholders, Proxy Statement and Proxy Card
are available at: WWW.OKAPIVOTE.COM/BOWRIVER